Wisdom Short Term Government Fund

Institutional Class: WISTX

Supplement dated November 6, 2025, to the Prospectus dated December 19, 2024

1.	The Fund's current transfer agent is Paralel Technologies LLC. References to the prior transfer agent (Mutual Shareholder Services, LLC) should be disregarded. The Fund's current distributor is Paralel Distributors LLC. References to the prior distributor (Arbor Court Capital, LLC) should be disregarded. The principal address of the current transfer agent and distributor is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

The Fund's current toll-free number is 1-866-969-5885 and the prior toll-free number should be disregarded. The Fund's current addresses for making written inquiries or submitting a subscription agreement are:

U.S Mail:	Overnight:
Wisdom Funds c/o Paralel Technologies, LLC PO Box 2170 Denver, CO 80201	Wisdom Funds c/o Paralel Technologies, LLC 1700 Broadway Suite 1850 Denver, CO 80290

The Prior address linked to Mutual Shareholder Services, LLC should be disregarded.

2.	The sections under the headings "Principal Investment Strategies:" and "PRINCIPAL INVESTMENT STRATEGIES: Wisdom Short Duration Income Fund ("Short Duration Fund")" are deleted and replaced with the following:

The Fund will invest in (i) cash or cash equivalents such as commercial paper; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully (i.e., backed by cash or government securities).

The Fund will invest in high-quality, short-term money market instruments that present minimal credit risks, as determined by the Fund's adviser. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and maintain a dollar-weighted average portfolio life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) of 180 days or less.

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and/or repurchase agreements that are fully collateralized by securities issued or guaranteed by the same. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.

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This Supplement and the Prospectus dated December 19, 2024, as well as the Statement of Additional Information dated December 19, 2024 and supplement dated October 6, 2025, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission, and are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-969-5885.

Please retain this Supplement for future reference.